================================================================================

                            THE CORNERSTONE STRATEGIC
                                RETURN FUND, INC.








                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001


================================================================================

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

Results of Annual Meeting of Stockholders .................................   18

Description of Dividend Reinvestment & Cash Purchase Plan .................   19

Privacy Policy Notice .....................................................   20

Summary of General Information ............................................   21

Shareholder Information ...................................................   21







================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                  August 2, 2001

Dear Fellow Shareholders:

Our report for The Cornerstone Strategic Return Fund, Inc. (the "Fund") covering the six months ended June 30, 2001, follows. At the end of the period, the Fund's net assets were $50.0 million. Net Asset Value ("NAV") per share was $10.53, as compared to $12.03 at December 31, 2000. Following the direction of the Board of Directors ("the Board") and a vote of the shareholders at the Fund's annual meeting in April, the portfolio composition changed under the new investment manager, Cornerstone Advisors, Inc. Individual holdings were spread across a much broader range of U.S. and non-U.S. equities.


ECONOMIC AND MARKET SUMMARY

The longest peacetime economic expansion in the history of the U.S., which started way back in 1991, stalled alarmingly in the first quarter. One industry after another found itself with excess capacity and withering profits, leading to decreases in capital spending and significant layoffs.

Few industry segments were spared as the market downturn was broader and heavier than most expected. The Dow Jones Industrial Average dropped 8%, the S&P 500 declined 12% and the NASDAQ Composite dove 25% for the first quarter. Financials, capital goods, and health care were particularly weak and technology staged a major retreat. Outside the U.S., the picture was not pretty either, with many stock markets around the world plunging to depths not seen for years. The Morgan Stanley Capital International Europe Australasia Far East Index was down 14% in U.S. dollar terms by quarter's end.

The Federal Reserve had just completed the sixth interest rate cut of 2001, as the second quarter came to an end. The three cuts made during this latest quarter slashed an additional 1.25% from rates, following up on the three made in the first quarter that totaled 1.5%. But the latest 1/4 point cut in late June, which brought the Fed funds rate down to a seven year low of only 3.75%, was treated with general disappointment by the market, even though the pace and depth of the Fed's reductions has been historically fast and deep. There has generally been a lag of at least six months before the impact of any rate cut is fully felt. As we approached the six-month point since the first of these cuts, most analysts remained mildly optimistic that growth would pick up soon, at least by the latter half of the year. However, as more economic data and corporate profit reports continued to roll in, doubts increased that the U.S. economy will indeed be able to get back on its feet by the end of 2001.

A relief rebound was enjoyed by all the major U.S. stock indices in the second quarter - the Dow Jones Industrial Average bounced back 6%; the S&P 500 was up 5%; the NASDAQ Composite was up 17%. However, even after these rebounds, all these same indices remained mired in negative territory for the year, still down 3%, 7% and 13%, respectively, with almost all of the rebound occurring only in April. Unfortunately, many global developed markets continued to deteriorate, as the dollar remained strong.



================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

As with broader markets, the two quarters presented two different stories regarding performance. While helped by AOL Time Warner Inc.'s ("AOL") advance over the first three months, the overall portfolio was hurt by exposure to health care as holdings from Medtronic, Inc. to Merck & Co., Inc. declined. Internationally, there were few bright spots either as Nokia Corp., STMicroelectronics N.V., AXA, and Vodaphone Group plc, all pulled returns lower. The second quarter commenced with a move to greater diversification under the new investment adviser. This softened some of the damage from the first quarter as technology and financials began to recover. Once again, AOL turned in a strong quarter and was helped by positive returns from Home Depot, Inc., Microsoft Corp. and General Electric Co. Groupe Danone rose during the quarter but overall global equity exposure was reduced as international markets continued to deteriorate, especially in the telecommunications area.


OUTLOOK

The early optimism for a third quarter recovery was apparently premature. As the second half of 2001 unfolds, equities will remain under pressure from earnings disappointments. Continuing threats to the U.S. economy remain, such as the possibility of decline in consumer spending, lack of recovery in business capital expenditures, or emerging weakness in other parts of the world. Globally, Europe will continue to face lower growth with little hope of significant central bank rate reduction. Japan's new Prime Minister faces the daunting task of cleaning up a banking mess without further damaging a burdened economy entering its fourth recession in a decade. Asia's other export-driven economies will continue to feel the effects of cooling demand.

However, indications are indeed growing that the U.S. economic downturn is nearing a bottom and we may see a return of more acceptable growth in 2002, possibly even by the earlier part of the year. Much about today's economic outlook for the U.S. remains positive. Inflation is still under control, the unemployment rate remains low and the positive effects of past interest rate cuts are beginning to be felt. Furthermore, additional reduction in interest rates can now be expected, the impact of recent tax rate cuts will start to be felt soon, and energy costs have been dropping, all of which should provide a further boost to economic growth.

There does seem to be an increasing feeling that the worst may be behind us. We believe the stock market record of the past few years suggests that there are some eternal truths in equity investing, and that our consistent, more conservative strategies did not go out of style with the "new economy". We continue to maintain that our more conservative approach involving a long-term perspective, with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for our shareholders in this environment.





================================================================================
2

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation.

     -- The investment flexibility recently given by the stockholders has enabled substantial change in the Fund's holdings. This has allowed the portfolio to be much more diversified; thus moderating the negative volatility that often accompanies narrowly focused objectives.

     -- The program of repurchasing the Fund's shares has continued. Through June 30, 2001, a total of 1,124,711 shares have been bought by the Fund, representing 19.13% of the shares outstanding at the start of the program. In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's NAV per share. This program has also provided additional liquidity for those shareholders desiring to sell their shares in the Fund.

     -- The expense ratio has been substantially reduced. Working with the new investment adviser, the Board has overseen changes in and by a number of providers to improve the scope and cost of services to the Fund. In addition, the investment management agreement recently approved by shareholders provides for a waiver of management fees if Fund expenses exceed certain limits.

We believe that we have positioned The Cornerstone Strategic Return Fund, Inc. to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.


Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman










================================================================================
                                                                               3

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                  Percent of
                   Sector                                         Net Assets
--------------------------------------------------------------------------------
1          Drugs (Major Pharmaceuticals)                           9.3
--------------------------------------------------------------------------------
2          Manufacturing (Diversified)                             7.6
--------------------------------------------------------------------------------
3          Computers (Software & Services)                         5.4
--------------------------------------------------------------------------------
4          Foods                                                   5.0
--------------------------------------------------------------------------------
5          Insurance (Property-Casualty)                           4.9
--------------------------------------------------------------------------------
6          Oil (International Integrated)                          4.1
--------------------------------------------------------------------------------
7          Telephone                                               3.9
--------------------------------------------------------------------------------
8          Broadcasting (TV, Radio, Cable)                         3.8
--------------------------------------------------------------------------------
9          Banks (Money Center)                                    3.7
--------------------------------------------------------------------------------
10         Computers (Hardware)                                    3.7
--------------------------------------------------------------------------------





TOP TEN HOLDINGS, BY ISSUER
                                                                      Percent of
         Holding                   Sector                             Net Assets
--------------------------------------------------------------------------------
1    General Electric Co.      Manufacturing (Diversified)              4.5
--------------------------------------------------------------------------------
2    Microsoft Corp.           Computers (Software & Services)          3.5
--------------------------------------------------------------------------------
3    Exxon Mobil Corp.         Oil (Domestic Integrated)                2.9
--------------------------------------------------------------------------------
4    Home Depot, Inc. (The)    Retail (Home Shopping)                   2.6
--------------------------------------------------------------------------------
5    AOL Time Warner Inc.      Broadcasting (TV, Cable, Radio)          2.5
--------------------------------------------------------------------------------
6    Citigroup Inc.            Insurance (Property-Casualty)            2.4
--------------------------------------------------------------------------------
7    Pfizer Inc.               Drugs (Major Pharmaceuticals)           2.4
--------------------------------------------------------------------------------
8    Conoco Inc.               Oil (International Integrated)          2.4
--------------------------------------------------------------------------------
9    Groupe Danone             Foods                                   2.3
--------------------------------------------------------------------------------
10   Wal-Mart Stores, Inc.     Retail (Discounters)                    2.1
--------------------------------------------------------------------------------



================================================================================
4


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 98.04%
BERMUDA - 0.87%
  BASIC MATERIALS - 0.87%
   MANUFACTURING (DIVERSIFIED) - 0.87%
Tyco International Ltd.
(cost - $366,800) ................................          8,000     $  436,000
                                                                      ----------
CANADA - 0.47%
  BASIC MATERIALS - 0.22%
   ALUMINUM - 0.13%
Alcan Inc. .......................................          1,500         63,030
                                                                      ----------
GOLD & PRECIOUS METALS - 0.09%
Barrick Gold Corp. ...............................          2,000         30,300
Placer Dome Inc. .................................          1,500         14,700
                                                                      ----------
                                                                          45,000
                                                                      ----------
Total Basic Materials ............................                       108,030
                                                                      ----------
TECHNOLOGY - 0.25%
  COMMUNICATION EQUIPMENT - 0.25%
Nortel Networks Corp. ............................         13,900        126,351
                                                                      ----------
Total Canada (cost - $1,059,416) .................                       234,381
                                                                      ----------
CZECH REPUBLIC - 0.59%
  CONSUMER STAPLES - 0.59%
   BROADCASTING (TV, RADIO, CABLE) - 0.59%
Bonton AS (cost - $894,867)+ .....................         68,590        296,822
                                                                      ----------
FRANCE - 2.33%
  CONSUMER STAPLES - 2.33%
   FOODS - 2.33%
Groupe Danone, ADR
(cost - $1,145,125) ..............................         42,500      1,162,375
                                                                      ----------
NETHERLANDS - 1.77%
  CONSUMER STAPLES - 0.31%
   FOODS - 0.31%
Unilever NV, NY Shares ...........................          2,600        154,882
                                                                      ----------
ENERGY - 1.46%
OIL (INTERNATIONAL INTEGRATED) - 1.19%
Royal Dutch Petroleum Co., NY Shares .............         10,200        594,354
                                                                      ----------
OIL & GAS (EXPLORATION  & PRODUCTION) - 0.27%
Schlumberger Ltd. ................................          2,600        136,890
                                                                      ----------
Total Energy .....................................                       731,244
                                                                      ----------
Total Netherlands (cost - $881,989) ..............                       886,126
                                                                      ----------



                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

PANAMA - 0.17%
  CONSUMER STAPLES - 0.17%
   ENTERTAINMENT - 0.17%
Carnival Corp. (cost - $77,167) ..................          2,800     $   85,960
                                                                      ----------
UNITED KINGDOM - 0.49%
  COMMUNICATION SERVICES - 0.49%
   TELECOMMUNICATIONS (CELLULAR) - 0.49%
Vodafone Group plc, ADR
(cost - $454,300) ................................         11,000        245,850
                                                                      ----------
UNITED STATES - 91.35%
  BASIC MATERIALS - 1.61%
   ALUMINUM - 0.32%
Alcoa Inc. .......................................          4,000        157,600
                                                                      ----------
CHEMICALS (DIVERSIFIED) - 0.74%
Dow Chemical Co. (The) ...........................          4,200        139,650
E.I. du Pont de Nemours & Co. ....................          4,800        231,552
                                                                      ----------
                                                                         371,202
                                                                      ----------
PAPER & FOREST PRODUCTS - 0.55%
International Paper Co. ..........................          2,300         82,110
Kimberly-Clark Corp. .............................          2,500        139,750
Weyerhaeuser Co. .................................          1,000         54,970
                                                                      ----------
                                                                         276,830
                                                                      ----------
Total Basic Materials ............................                       805,632
                                                                      ----------
CAPITAL GOODS - 8.89%
  AEROSPACE/DEFENSE - 0.43%
Boeing Co. (The) .................................          3,900        216,840
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.41%
Motorola, Inc. ...................................          9,100        150,696
Solectron Corp.+ .................................          2,900         53,070
                                                                      ----------
                                                                         203,766
                                                                      ----------
MACHINERY (DIVERSIFIED) - 1.14%
Illinois Tool Works Inc. .........................          9,000        569,700
                                                                      ----------
MANUFACTURING (DIVERSIFIED) - 6.68%
Dover Corp. ......................................          9,000        338,850
General Electric Co. .............................         45,700      2,227,875
Honeywell International Inc. .....................         16,000        559,840
Masco Corp. ......................................          2,100         52,416
United Technologies Corp. ........................          2,200        161,172
                                                                      ----------
                                                                       3,340,153
                                                                      ----------




================================================================================
                                 See accompanying notes to financial statements.
                                                                               5




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.06%
Xerox Corp. ......................................          3,000     $   28,710
                                                                      ----------
WASTE MANAGEMENT - 0.17%
Waste Management, Inc. ...........................          2,800         86,296
                                                                      ----------
Total Capital Goods ..............................                     4,445,465
                                                                      ----------
COMMUNICATION SERVICES - 5.60%
  TELECOMMUNICATIONS (CELLULAR) - 0.38%
Nextel Communications, Inc.,
Class A+ .........................................          3,600         63,000
Palm, Inc.+ ......................................          2,600         15,782
Sprint Corp. (PCS Group)+ ........................          4,300        103,845
WorldCom, Inc.  (MCI Group)+ .....................            528          8,501
                                                                      ----------
                                                                         191,128
                                                                      ----------
TELECOMMUNICATIONS (LONG DISTANCE) - 1.31%
AT&T Corp. .......................................         17,300        380,600
Sprint Corp. .....................................          4,100         87,576
WorldCom, Inc. (WorldCom Group) ..................         13,200        187,440
                                                                      ----------
                                                                         655,616
                                                                      ----------
TELEPHONE - 3.91%
BellSouth Corp. ..................................          8,900        358,403
Qwest Communications International Inc. ..........          7,700        245,399
SBC Communications Inc. ..........................         16,800        673,008
Verizon Communications Inc. ......................         12,700        679,450
                                                                      ----------
                                                                       1,956,260
                                                                      ----------
Total Communication Services .....................                     2,803,004
                                                                      ----------
CONSUMER CYCLICALS - 8.17%
  AUTO PARTS & EQUIPMENT - 0.08%
Delphi Automotive Systems Corp. ..................         2,600          41,418
                                                                      ----------
AUTOMOBILES - 0.77%
Ford Motor Co. ...................................          9,100        223,405
General Motors Corp. .............................          2,500        160,875
                                                                      ----------
                                                                         384,280
                                                                      ----------
CONSUMER (JEWELRY, NOVELTIES) - 0.08%
Mattel, Inc. .....................................          2,000         37,840
                                                                      ----------
PUBLISHING (NEWSPAPERS) - 1.45%
Gannett Co., Inc. ................................         11,000        724,900
                                                                      ----------



                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.26%
Lowe's Companies, Inc. ...........................          1,800     $  130,590
                                                                      ----------
RETAIL (DISCOUNTERS) - 2.42%
Kmart Corp.+ .....................................          2,200         25,234
Target Corp. .....................................          4,100        141,860
Wal-Mart Stores, Inc. ............................         21,400      1,044,320
                                                                      ----------
                                                                       1,211,414
                                                                      ----------
RETAIL (HOME SHOPPING) - 2.60%
Home Depot, Inc. (The) ...........................         28,000      1,303,400
                                                                      ----------
RETAIL (SPECIALTY) - 0.07%
Staples, Inc.+ ...................................          2,100         33,579
                                                                      ----------
RETAIL (SPECIALTY-APPAREL) - 0.30%
Gap, Inc. (The) ..................................          4,000        116,000
Limited, Inc. (The) ..............................          2,000         33,040
                                                                      ----------
                                                                         149,040
                                                                      ----------
SERVICES (COMMERCIAL & CONSUMER) - 0.14%
Cendant Corp.+ ...................................          3,600         70,200
                                                                      ----------
Total Consumer Cyclicals .........................                     4,086,661
                                                                      ----------
CONSUMER STAPLES - 12.92%
  BEVERAGES (ALCOHOLIC) - 0.35%
Anheuser-Busch Companies, Inc. ...................          4,200        173,040
                                                                      ----------
BEVERAGES (NON-ALCOHOLIC) - 1.68%
Coca-Cola Co. (The) ..............................         12,100        544,500
PepsiCo., Inc. ...................................          6,700        296,140
                                                                      ----------
                                                                         840,640
                                                                      ----------
BROADCASTING (TV, CABLE, RADIO) - 3.25%
AOL Time Warner Inc.+ ............................         24,000      1,272,000
                                                                      ----------
CLEAR CHANNEL
Communications, Inc.+ ............................          2,700        169,290
Comcast Corp., Special Class A+ ..................          4,300        186,620
                                                                      ----------
                                                                       1,627,910
                                                                      ----------
DISTRIBUTORS (FOOD & HEALTH) - 0.17%
Costco Wholesale Corp.+ ..........................          2,100         86,268
                                                                      ----------
ENTERTAINMENT - 1.39%
Viacom Inc., non-voting Class B+ .................          8,000        414,000
Walt Disney Co. (The) ............................          9,800        283,122
                                                                      ----------
                                                                         697,122
                                                                      ----------

================================================================================
See accompanying notes to financial statements.
6




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

FOODS - 2.38%
Archer-Daniels-Midland Co. .......................          3,000     $   39,000
ConAgra Foods, Inc. ..............................          2,500         49,525
Sara Lee Corp. ...................................          3,700         70,078
Sysco Corp. ......................................         38,000      1,031,700
                                                                      ----------
                                                                       1,190,303
                                                                      ----------
PERSONAL CARE - 1.37%
Colgate-Palmolive Co. ............................          2,600        153,374
Gillette Co. (The) ...............................          5,000        144,950
Procter & Gamble Co. (The) .......................          6,100        389,180
                                                                      ----------
                                                                         687,504
                                                                      ----------
RESTAURANTS - 0.33%
McDonald's Corp. .................................          6,100        165,066
                                                                      ----------
RETAIL (DRUG STORES) - 0.47%
CVS Corp. ........................................          1,900         73,340
Walgreen Co. .....................................          4,700        160,505
                                                                      ----------
                                                                         233,845
                                                                      ----------
RETAIL (FOOD CHAINS) - 0.43%
Kroger Co. (The)+ ................................          3,900         97,500
Safeway Inc.+ ....................................          2,400        115,200
                                                                      ----------
                                                                         212,700
                                                                      ----------
TOBACCO - 1.10%
Philip Morris Companies Inc. .....................         10,800        548,100
                                                                      ----------
Total Consumer Staples ...........................                     6,462,498
                                                                      ----------
ENERGY - 6.62%
  OIL (DOMESTIC INTEGRATED) - 2.88%
Exxon Mobil Corp. ................................         16,500      1,441,275
                                                                      ----------
OIL (INTERNATIONAL INTEGRATED) - 2.91%
Chevron Corp. ....................................          3,000        271,500
Conoco Inc., Class A .............................         42,000      1,184,400
                                                                      ----------
                                                                       1,455,900
                                                                      ----------
OIL & GAS (EXPLORATION & PRODUCTION) - 0.69%
Enron Corp. ......................................          3,500        171,500
Texaco Inc. ......................................          2,600        173,160
                                                                      ----------
                                                                         344,660
                                                                      ----------
OIL & GAS (REFINING & MINING) - 0.14%
Halliburton Co. ..................................          2,000         71,200
                                                                      ----------
Total Energy .....................................                     3,313,035
                                                                      ----------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

FINANCIAL - 16.68%
  BANKS (MAJOR REGIONAL) - 2.42%
AmSouth Bancorp ..................................          1,800     $   33,282
Bank One Corp. ...................................          5,400        193,320
BB&T Corp. .......................................          2,000         73,400
Fifth Third Bancorp ..............................          2,600        156,130
Mellon Financial Corp. ...........................          2,300        105,800
National City Corp. ..............................          2,800         86,184
Northern Trust Corp. .............................          1,100         68,750
PNC Financial Services Group .....................          1,400         92,106
SouthTrust Corp. .................................          1,600         41,600
State Street Corp. ...............................          1,600         79,184
U.S. Bancorp .....................................          9,100        207,389
Wachovia Corp. ...................................          1,000         71,150
                                                                      ----------
                                                                       1,208,295
                                                                      ----------
BANKS (MONEY CENTER) - 3.69%
Bank of America Corp. ............................          7,500        450,225
Bank of New York Co., Inc. (The)+ ................          3,400        163,200
First Union Corp. ................................          4,600        160,724
FleetBoston Financial Corp. ......................          5,000        197,250
J.P. Morgan Chase & Co. ..........................          8,100        361,260
KeyCorp ..........................................          2,000         52,100
SunTrust Banks, Inc. .............................          1,500         97,170
Wells Fargo & Co. ................................          7,800        362,154
                                                                      ----------
                                                                       1,844,083
                                                                      ----------
CONSUMER FINANCE - 1.31%
American Express Co. .............................          6,100        236,680
Capital One Financial Corp. ......................          1,000         60,000
Household International, Inc. ....................          2,200        146,740
MBNA Corp. .......................................          3,900        128,505
Providian Financial Corp. ........................          1,400         82,880
                                                                      ----------
                                                                         654,805
                                                                      ----------
DIVERSIFIED - 2.46%
Fannie Mae .......................................          4,800        408,720
Freddie Mac ......................................          3,300        231,000
Morgan Stanley Dean Witter & Co. .................          9,200        590,916
                                                                      ----------
                                                                       1,230,636
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               7




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

INSURANCE (BROKERS) - 0.41%
Hartford Financial Services Group, Inc. (The) ....          1,100     $   75,240
Marsh & McLennan Companies, Inc. .................          1,300        131,300
                                                                      ----------
                                                                         206,540
                                                                      ----------
INSURANCE (LIFE & HEALTH) - 0.63%
AFLAC Inc. .......................................          2,500         78,725
American General Corp. ...........................          2,300        106,835
Conseco Inc. .....................................          1,600         21,840
MetLife, Inc. ....................................          3,500        108,430
                                                                      ----------
                                                                         315,830
                                                                      ----------
INSURANCE (PROPERTY-CASUALTY) - 4.85%
Allstate Corp. (The) .............................          3,500        153,965
American International Group, Inc. ...............         11,600        997,600
Cigna Corp. ......................................            800         76,656
Citigroup Inc. ...................................         22,700      1,199,468
                                                                      ----------
                                                                       2,427,689
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 0.61%
Charles Schwab Corp. (The) .......................          6,100         93,330
Merrill Lynch & Co., Inc. ........................          3,600        213,300
                                                                      ----------
                                                                         306,630
                                                                      ----------
SAVINGS & Loans - 0.30%
Washington Mutual, Inc. ..........................          4,050        152,078
                                                                      ----------
Total Financial ..................................                     8,346,586
                                                                      ----------
HEALTH CARE - 11.17%
  BIOTECHNOLOGY - 0.58%
Amgen Inc.+ ......................................          4,800        291,264
                                                                      ----------
DRUGS (MAJOR PHARMACEUTICALS) - 9.25%
Abbott Laboratories ..............................          7,700        369,677
American Home Products Co. .......................          6,100        356,484
Bristol-Myers Squibb Co. .........................          9,600        502,080
Eli Lilly & Co. ..................................          5,300        392,200
Johnson & Johnson ................................         12,600        630,000
Merck & Co., Inc. ................................         10,500        671,055
Pfizer Inc. ......................................         29,800      1,193,490
Pharmacia Corp. ..................................          6,000        275,700
Schering-Plough Corp. ............................          6,600        239,184
                                                                      ----------
                                                                       4,629,870
                                                                      ----------




                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

HOSPITAL MANAGEMENT - 0.24%
HCA Inc. .........................................          2,600     $  117,494
                                                                      ----------
MEDICAL PRODUCTS - 1.10%
Medtronic, Inc. ..................................         12,000        552,120
                                                                      ----------
Total Health Care ................................                     5,590,748
                                                                      ----------
TECHNOLOGY - 17.34%
  COMMUNICATION EQUIPMENT - 1.01%
ADC Telecommunications, Inc.+ ....................          3,400         22,440
Avaya Inc.+ ......................................          2,917         39,958
Corning Inc. .....................................          8,000        133,680
Lucent Technologies Inc. .........................         17,600        109,120
Qualcomm Inc.+ ...................................          3,400        198,832
                                                                      ----------
                                                                         504,030
                                                                      ----------
COMPUTERS (HARDWARE) - 3.65%
Compaq Computer Corp. ............................          7,400        114,626
Dell Computer Corp.+ .............................         11,600        303,340
Hewlett-Packard Co. ..............................          8,800        251,680
International Business Machines Corp. .............         8,200        926,600
Sun Microsystems, Inc.+ ..........................         14,600        229,512
                                                                      ----------
                                                                       1,825,758
                                                                      ----------
COMPUTERS (NETWORKING) - 1.18%
Cisco Systems, Inc.+ .............................         32,500        591,500
                                                                      ----------
COMPUTERS (SOFTWARE & SERVICES) - 5.43%
Computer Associates International, Inc. ..........          2,700         97,200
Emc Corp.+ .......................................          8,300        241,115
McDATA Corp., Class A+ ...........................            920         16,146
Microsoft Corp.+ .................................         23,900      1,744,700
Oracle Corp.+ ....................................         24,500        465,500
Siebel Systems, Inc.+ ............................          2,200        103,180
Yahoo! Inc.+ .....................................          2,500         49,975
                                                                      ----------
                                                                       2,717,816
                                                                      ----------
ELECTRONICS (COMPONENT DISTRIBUTION) - 0.24%
Emerson Electric Co. .............................          2,000        121,000
                                                                      ----------

================================================================================
See accompanying notes to financial statements.
8




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                           No. of       Value
Description                                                Shares      (Note A)
--------------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 2.59%
Altera Corp.+ ....................................          1,400     $   40,600
Analog Devices, Inc.+ ............................          1,400         60,550
Intel Corp. ......................................         29,300        857,025
Micron Technology, Inc.+ .........................          2,500        102,750
Texas Instruments Inc. ...........................          7,500        236,250
                                                                      ----------
                                                                       1,297,175
                                                                      ----------
EQUIPMENT (SEMICONDUCTORS) - 0.35%
Applied Materials, Inc.+ .........................          3,500        171,850
                                                                      ----------
SERVICES (DATA PROCESSING) - 2.89%
Automatic Data Processing, Inc. ..................         14,000        695,800
Electronic Data Systems Corp. ....................         12,000        750,000
                                                                      ----------
                                                                       1,445,800
                                                                      ----------
Total Technology .................................                     8,674,929
                                                                      ----------
TRANSPORTATION - 0.13%
  AIRLINES - 0.13%
Southwest Airlines Co. ...........................          3,500         64,715
                                                                      ----------
UTILITIES - 2.22%
  ELECTRIC COMPANIES - 1.83%
AES Corp. (The)+ .................................         15,000        645,750
Duke Energy Corp. ................................          3,600        140,436
Reliant Energy, Inc. .............................          1,600         51,536
Southern Co. (The) ...............................          3,200         74,400
                                                                      ----------
                                                                         912,122
                                                                      ----------
NATURAL GAS - 0.39%
El Paso Corp. ....................................          2,300        120,842
Williams Companies, Inc. (The) ...................          2,300         75,785
                                                                      ----------
                                                                         196,627
                                                                      ----------
Total Utilities ..................................                     1,108,749
                                                                      ----------
Total United States
  (cost - $47,826,825) ...........................                    45,702,022
                                                                      ----------
Total Equity Securities
(cost - $52,706,489) .............................                    49,049,536
                                                                      ----------


                                                        Principal
                                                          Amount         Value
Description                                               (000's)       (Note A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.01%
  REPURCHASE AGREEMENT - 2.01%
  Bear, Stearns & Co. Inc.
     (Agreement dated 06/29/01 to
     be repurchased at $1,006,210),
     3.97%, 07/02/01
     (cost - $1,005,877) (Note F) ................        $1,006   $  1,005,877
                                                                   ------------
TOTAL INVESTMENTS - 100.05%
(cost - $53,712,366) (Notes A, C) ................                   50,055,413

LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS - (0.05)% ...........................                      (23,920)
                                                                   ------------
NET ASSETS - 100.00% .............................                  $50,031,493
                                                                   ============

----------
ADR     American Depositary Receipts.
+       Non-income producing security.


================================================================================
                                 See accompanying notes to financial statements.
                                                                               9


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $53,712,366) (Note A) ............     $ 50,055,413
Cash collateral received for securities loaned (Note E) ......        1,447,354
Receivables:
        Dividends ............................................           46,415
        Interest .............................................            5,282
        Investments sold .....................................            5,238
Prepaid expenses .............................................           32,162
                                                                   ------------
Total Assets .................................................       51,591,864
                                                                   ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) ............        1,447,354
        Investment management fees (Note B) ..................           41,625
        Capital stock repurchased (Note D) ...................           27,424
        Other accrued expenses ...............................           43,968
                                                                   ------------
Total Liabilities ............................................        1,560,371
                                                                   ------------

NET ASSETS (applicable to 4,753,336 shares of
     common stock outstanding) ...............................     $ 50,031,493
                                                                   ============

NET ASSET VALUE PER SHARE ($50,031,493 / 4,753,336) ..........     $      10.53
                                                                   ============
NET ASSETS CONSISTS OF
Capital stock, $0.001 par value;
     4,753,336 shares outstanding
     (100,000,000 shares authorized) .........................     $      4,753
Paid-in capital ..............................................       74,656,867
Cost of 1,124,711 shares repurchased .........................      (11,466,477)
Accumulated net investment loss ..............................         (184,526)
Accumulated net realized loss on investments .................       (9,322,171)
Net unrealized depreciation in value of investments ..........       (3,656,953)
                                                                   ------------
Net assets applicable to shares outstanding ..................     $ 50,031,493
                                                                   ------------


================================================================================
See accompanying notes to financial statements.
10


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT LOSS Income (Note A):
        Dividends ............................................      $   250,279
        Interest .............................................           16,496
        Less: Foreign taxes withheld .........................           (3,104)
                                                                    -----------
        Total Investment Income ..............................          263,671
                                                                    -----------

Expenses:
        Investment management fees (Note B) ..................          263,855
        Audit and legal fees (Note B) ........................           89,904
        Administration fees ..................................           47,501
        Directors' fees ......................................           38,152
        Printing .............................................           13,623
        NYSE listing fees ....................................           12,434
        Transfer agent fees ..................................            6,634
        Accounting fees ......................................            5,491
        Custodian fees .......................................            4,969
        Insurance ............................................            2,309
        Other ................................................            6,707
                                                                    -----------
        Total Expenses .......................................          491,579
                Less: Fees paid indirectly (Note B) ..........          (43,161)
                Less: Management fee waivers (Note B) ........             (385)
                                                                    -----------
        Net Expenses .........................................          448,033
                                                                    -----------
        Net Investment Loss ..................................         (184,362)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investments ...........................       (9,273,092)
Net change in unrealized depreciation in value of
     investments and translation of other assets
     and liabilities denominated in foreign currency
                                                                      1,886,697
                                                                    -----------
Net realized and unrealized loss on investments ..............       (7,386,395)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(7,570,757)
                                                                    ===========


================================================================================
                                 See accompanying notes to financial statements.
                                                                              11


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          For the
                                                         Six Months       For the
                                                            Ended        Year Ended
                                                       June 30, 2001     December 31,
                                                        (unaudited)          2000
                                                        -----------          ----

DECREASE IN NET ASSETS
Operations:
        Net investment loss .........................   $   (184,362)   $   (182,645)
        Net realized gain/(loss) on investments
          and foreign currency
        related transactions ........................     (9,273,092)      1,611,516
        Net change in unrealized appreciation/
          (depreciation) in value of investments
          and translation of other assets and
          liabilities denominated in foreign currency      1,886,697     (11,891,540)
                                                        ------------    ------------


                Net decrease in net assets resulting
                    from operations .................     (7,570,757)    (10,462,669)
                                                        ------------    ------------

Distributions to shareholders (Note A):
        Net realized gain on investments ............           --           (45,157)
                                                        ------------    ------------

Capital stock transactions (Note D):
        Cost of 126,800 and 912,211 shares
          repurchased, respectively .................     (1,121,431)     (9,491,224)
                                                        ------------    ------------

        Total decrease in net assets ................     (8,692,188)    (19,999,050)
                                                        ------------    ------------
NET ASSETS
Beginning of period .................................     58,723,681      78,722,731
                                                        ------------    ------------

End of period .......................................   $ 50,031,493    $ 58,723,681
                                                        ============    ============




================================================================================
See accompanying notes to financial statements.
12


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                               For the Period
                                                For the                          September 1,
                                               Six Months      For the Year          1999          For the
                                                 Ended             Ended            through      Years Ended
                                             June 30, 2001      December 31,      December 31,     August 31,
                                               (unaudited)          2000             1999 +           1999
                                               -----------          ----             ------           ----

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......   $   12.03        $     13.59      $    13.34       $    11.93

Net investment income/(loss) ...............       (0.04)#            (0.03)#         (0.06)#           0.25
Net realized and unrealized gain/
(loss) on investments and foreign
currency related translations ..............       (1.49)             (2.05)           0.28             2.16

Net increase/(decrease) in net
assets from operations .....................       (1.53)             (2.08)           0.22             2.41

Dividends and distributions to shareholders:
        Net investment income ..............        --              --                 --              (0.23)
        Net realized gain on investments ...        --                (0.01)           --              (0.67)
        Paid-in capital in excess of par ...        --              --                 --              (0.10)

Total dividends and distributions
to shareholders ............................        --                (0.01)           --              (1.00)

Capital share transactions:
Anti-dilutive effect due to capital
shares repurchased .........................        0.03               0.53            0.03             --
Dilutive effect of rights offering .........        --               --                --               --

Net asset value, end of period .............   $   10.53        $     12.03      $    13.59       $    13.34

Market value, end of period ................   $    8.64        $      9.438     $    11.875      $    11.250

Total investment return (a) ................       (8.46)%           (20.40)%          5.60%           51.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....   $  50,031        $    58,724      $   78,723       $   78,423
Ratio of expenses to average net
        assets, net of fee waivers .........        1.70%(b)(c)        2.06%           2.28%(b)         2.19%
Ratio of expenses to average net
        assets, excluding fee waivers ......        1.86%(b)(d)        --              --               --
Ratio of net investment income/
        (loss) to average net assets .......       (0.70)%(b)         (0.25)%         (1.37)%(b)        1.94%
Portfolio turnover rate ....................       59.10%            132.00%          18.00%           73.00%


                                                                                                    For the Period
                                                                                                      September 30,
                                                                                                          1994*
                                                            For the Years Ended August 31,              through
                                                                                                        August 31,
                                                      1998                1997            1996             1995
                                                      ----                ----            ----             ----

Net asset value, beginning of period .......   $        16.05  $        17.23  $         13.13  $        13.77**

Net investment income/(loss) ...............             0.10           (0.14)           (0.07)           0.29
Net realized and unrealized gain/
(loss) on investments and foreign
currency related translations ..............            (4.08)          (0.54)            5.35           (0.83)

Net increase/(decrease) in net
assets from operations .....................            (3.98)          (0.68)            5.28           (0.54)

Dividends and distributions to shareholders:
        Net investment income ..............            (0.07)        --                 (0.25)          (0.10)
        Net realized gain on investments ...            (0.07)          (0.50)         --              --
        Paid-in capital in excess of par ...          --              --               --              --

Total dividends and distributions
to shareholders ............................            (0.14)          (0.50)           (0.25)          (0.10)

Capital share transactions:
Anti-dilutive effect due to capital
shares repurchased .........................          --              --               --              --
Dilutive effect of rights offering .........          --              --                 (0.93)        --

Net asset value, end of period .............   $        11.93  $        16.05  $         17.23  $        13.13

Market value, end of period ................   $         8.063 $        13.625 $         14.750 $        12.125

Total investment return (a) ................           (40.10)%         (4.50)%          32.20%         (12.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....   $    70,127     $    94,322     $    101,274     $    57,880
Ratio of expenses to average net
        assets, net of fee waivers .........             2.09%           2.09%            2.14%           2.39%(b)
Ratio of expenses to average net
        assets, excluding fee waivers ......          --              --               --              --
Ratio of net investment income/
        (loss) to average net assets .......             0.65%          (0.87)%          (0.51)%          2.41%(b)
Portfolio turnover rate ....................            73.00%          56.00%           42.00%          20.39%


*    Commencement of investment operations.
** Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering cost of $0.25 per share.
+ In December 1999, the Board of Directors changed the Fund's fiscal year end from August to December.
#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts.
(b)  Annualized.
(c)  Expenses are net of fees paid indirectly.
(d)  Expenses exclude fees paid indirectly.


================================================================================
                                 See accompanying notes to financial statements.
                                                                              13

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Cornerstone Strategic Return Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced investment operations on September 30, 1994. As a result of a Meeting of Stockholders held on June 27, 2000, the Fund, formerly known as The Central European Value Fund, Inc., changed its name and investment objective. Its investment objective is to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held 0.59% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $894,867 and a fair value of $296,822. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Adviser" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.



================================================================================
14

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 2000 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such capital losses of $164.

The Fund may be subject to foreign withholding taxes with respect to its foreign investment securities, if any.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currency.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.


================================================================================
                                                                              15

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities.

Effective April 19, 2001, Cornerstone serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through June 30, 2001, Cornerstone earned $126,992 for investment advisory services, of which Cornerstone waived $385.

For the period January 1, 2001 through April 18, 2001, portfolio securities were managed by Clemente Capital, Inc. ("Clemente"). As compensation for its advisory services, Clemente received from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For this period, Clemente earned $136,478.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $43,161 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement. Of this amount, $41,543 was used to offset administration fees.

The Fund paid or accrued approximately $63,700 for the six months ended June 30, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $53,712,366. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $3,656,953 was composed of gross appreciation of $2,596,539 for those investments having an excess of value over cost and gross depreciation of $6,253,492 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term investments, were $27,523,010 and $29,187,373, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. For the six months ended June 30, 2001, the Fund repurchased 126,800 of its shares for a total cost of $1,121,431 at a weighted average discount of 21.43% from net asset value. The discount of the individual repurchases ranged from 18.75% - 25.84%. For the year ended December 31, 2000, the Fund repurchased 912,211 of its shares for a total cost of $9,491,224 at a weighted average discount of 22.53% from net asset value. The discount of the individual repurchases ranged from 10.03% - 28.23%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its foregoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with the shares repurchased held in treasury.



================================================================================
16

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its portfolio's assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2001 was $1,402,336 and $1,447,354, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the period ended June 30, 2001, the Fund earned $731 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2001.

                               PRINCIPAL                                 TOTAL
                                AMOUNT                                   MARKET
ISSUER                         (000'S)       YIELD       MATURITY        VALUE
------                         -------       -----       --------        -----

United States Treasury Bill     $  103       3.40%       08/02/01     $  102,675
United States Treasury Bond,
  Interest Only                  4,200       5.43%       11/15/26        924,000
                                                                      ----------
                                                                      $1,026,675
                                                                      ==========



================================================================================
                                                                              17

--------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------


On April 19, 2001, the Annual Meeting of Stockholders of The Cornerstone Strategic Return Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     (1) To elect one Class I Director until the year 2004 Annual Meeting, two Class II Directors until the year 2002 Annual Meeting.

NAME OF CLASS I DIRECTOR                      FOR                 ABSTAIN
------------------------                      ---                 -------
Thomas H. Lenagh                           3,734,340              565,612

NAME OF CLASS II DIRECTORS                    FOR                 ABSTAIN
--------------------------                    ---                 -------
Ralph W. Bradshaw                          3,724,432              575,520
Scott B. Rogers                            3,734,390              565,562

     (2) To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund.

                              For             Against             Abstain
                           3,699,127          579,130             21,695

     (3) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2001.

                              For              Against            Abstain
                           3,932,936           340,416            26,600





================================================================================
18

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.


================================================================================
                                                                              19

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30.5% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.


--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).


CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


May 2001


================================================================================
20

--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund - The Cornerstone Strategic Return Fund, Inc. is a closed-end, non-diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.



--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "CRF").
The share price is published in: The New York Times (daily) under the designation "CrnstStrR" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CrnrstStraFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CstnStrRtn."








--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Cornerstone Strategic Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------



================================================================================
                                                                              21

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                       Chairman of the Board of
                                        Directors and President
Thomas H. Lenagh                        Director
Edwin Meese III                         Director
Scott B. Rogers                         Director
Andrew A. Strauss                       Director
Glenn W. Wilcox, Sr.                    Director
Gary A. Bentz                           Vice President and Treasurer
Thomas R. Westle                        Secretary

INVESTMENT ADVISER                      SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.              American Stock Transfer &
One West Pack Square                    Trust Co.
Suite 1650                              59 Maiden Lane
Asheville, NC 28801                     New York, NY 10038

ADMINISTRATOR                           INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                      PricewaterhouseCoopers LLP
        Management Inc.                 Two Commerce Square
575 Lexington Avenue                    Philadelphia, PA 19103
New York, NY 10022

CUSTODIAN                               LEGAL COUNSEL
Custodial Trust Company                 Spitzer & Feldman P.C.
101 Carnegie Center                     405 Park Avenue
Princeton, NJ 08540                     New York, NY 10022

EXECUTIVE OFFICES
575 Lexington Avenue
New York, NY 10022

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.




                                      CRF
                                     LISTED
                                    NYSE(R)









This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                  THE CORNERSTONE STRATEGIC RETURN FUND, INC.